UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 15, 2022

HEPION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or Other Jurisdiction of Incorporation)	(Commission) File Number)	(IRS Employer Identification No.)

399 Thornall Street, First Floor, Edison, NJ 08837

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 902-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HEPA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 15, 2022, Hepion Pharmacecuticals, Inc. (the “Company” or “Hepion”) held a special meeting of stockholders (the “Special Meeting”). The matter voted on at the Special Meeting was the adoption and approval of an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock (the “Common Stock”) at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Company’s Board of Directors (the “Board”) without further approval or authorization of the Company’s stockholders.

At the Special Meeting, the sole stockholder proposal was approved, based upon an aggregate of 76,229,617 shares of Common Stock, 85,581 shares of Series A Preferred Stock, 1,900,000 shares of Series F Preferred Stock and 100,000 shares of Series G Preferred Stock outstanding as of November 8, 2022, which was the record date for the Special Meeting. The final voting results were as follows:

1.	The proposal to adopt and approve an amendment to the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20), at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board was approved by a majority of the voting power of the outstanding shares of Common Stock, Series A Preferred Stock Series F Preferred Stock and Series G Preferred Stock entitled to vote on the proposal, based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
6,757,528,739	3,262,017,173	38,856,945	0

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2022	HEPION PHARMACEUTICALS, INC.

	By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer